UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2006
UNITED DOMINION REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     In a Current Report on Form 8-K dated May 31, 2006 and filed with the Securities and Exchange Commission on June 5, 2006, United Dominion Realty Trust, Inc. (the “Company”), reported that Michael A. Ernst was appointed to serve as the Company’s Executive Vice President, Chief Financial Officer and Treasurer, effective July 5, 2006. Effective October 16, 2006, Mr. Ernst will continue to serve as the Company’s Executive Vice President and Chief Financial Officer and Thomas P. Simon will serve as the Company’s Treasurer. Mr. Simon was appointed by the Company’s Board of Directors on October 13, 2006 to serve as Vice President and Treasurer of the Company, effective October 16, 2006.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
      On October 13, 2006, the Company’s Board of Directors adopted and approved the Company’s Amended and Restated Bylaws (as amended through October 13, 2006), which is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The Amended and Restated Bylaws (as amended through October 13, 2006), took effect upon adoption by the Company’s Board of Directors on October 13, 2006.
     The Company’s bylaws were amended and restated to include a new Section 2.10 regarding stockholder proposals at annual meetings, and a new Section 2.11 regarding nominations of persons for election to the Company’s Board of Directors. In addition, the previous Section 2.10, which is now Section 2.12, was amended to include certain requirements and procedures relating to actions by stockholders without a meeting, and Section 3.7 was amended to include certain requirements and procedures relating to actions by the Company’s Board of Directors, or any committee thereof, without a meeting. Finally, Section 6.2 was amended to provide for transfers of shares of stock not represented by a certificate.

Item 7.01.	Regulation FD Disclosure.
      Beginning October 19, 2006, the information included as Exhibit 99.1 to this report will be available on the Company’s website.

Item 9.01.	Financial Statements and Exhibits.
      (d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws (as amended through October 13, 2006).

99.1	Materials Relating to Mature Market Trends as of September 2006.

Signatures
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.
Date: October 19, 2006	/s/ David L. Messenger
David L. Messenger
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws (as amended through October 13, 2006).

99.1	Materials Relating to Mature Market Trends as of September 2006.